UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2018

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events

On November 8, 2018, WillScot Corporation, a Delaware corporation (the “Company”), commenced its offer (the “Exchange Offer”) to each holder of its public and private warrants (together, the “Warrants”) that were issued under a warrant agreement dated September 10, 2015 by and between Double Eagle Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent, to receive 0.18182 shares of the Company’s Class A Common Stock, par value $0.0001 per share, for each Warrant tendered by the holder and exchanged pursuant to the Exchange Offer.

This Current Report on Form 8-K is being filed in connection with the Exchange Offer to provide certain pro forma financial information of the Company giving effect to the consummation of the Company’s acquisition (the “ModSpace Acquisition”) of Modular Space Holdings Corp., a Delaware corporation (“ModSpace”), and related transactions as set forth under Item 9.01 below, which is incorporated herein by reference. The ModSpace Acquisition closed on August 15, 2018, and  balance sheet information with respect to ModSpace is reflected in the Company’s balance sheet as of September 30, 2018 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018. Accordingly, no pro forma condensed combined balance sheet information as of September 30, 2018 is provided.

Item 9.01                                           Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma financial information is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

•                      Unaudited Pro Forma Condensed Combined Income Statement for the fiscal year ended December 31, 2017;

•                      Unaudited Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 2018; and

•                      Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

	By:	/s/ Bradley Bacon
Dated: November 19, 2018		Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary